Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of TurnKey Capital, Inc. for the fiscal quarter ended September 30, 2016, I, Neil Swartz, Chief Executive Officer of TurnKey Capital, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016, fairly presents, in all material respects, the financial condition and results of operations of TurnKey Capital, Inc.

Dated: November 14, 2016	/s/ Neil Swartz
Neil Swartz
Chief Executive Officer (Principal Executive Officer)